UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2018

ROI LAND INVESTMENTS LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-54368	26-1574051
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

1002 Sherbrooke West, Suite 1430

Montreal, Quebec H3A 3L6

(Address of principal executive offices with Zip Code)

514-416-4764

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, the general economic climate; the supply of and demand for real properties; interest rate levels; the availability of financing; and other risks associated with the acquisition and ownership of properties, including risks that the costs may be greater than anticipated and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission and the OTC Markets. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this press release, unless required by law.

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 18, 2018, the Securities Exchange Commission (“SEC” or the “Commission”) commenced an administrative proceeding, In the Matter of Avant Diagnostics, Inc., et al., (File No. 3-18784), in which it seeks, pursuant to Section 12(j) of the Securities Exchange Act of 1934, to revoke the registration of each class of securities of the Company that are registered pursuant to Exchange Act Section 12. The basis alleged for the proceeding was the Company’s delinquent period filings and period reporting with the SEC. The Division had alleged that the Company failed to comply with Securities Exchange Act of 1934 (“Exchange Act”), Section 13(a) and Rules 13a-1 and 13a-13, because the Company had not then filed any periodic reports with the Commission since the period ended December 31, 2016. (The Company has since duly filed various 10-Q’s and its 10-K for the year ended December 31, 2017.)

A motion for a joint stay was signed by the Division and Company to permit signing and submission of a voluntary proposed Offer of Settlement. On November 14, 2018, the Company submitted its consent to the proposed order revoking the registration of such securities, without admitting or denying the findings contained in the proposed order, except as to the SEC’s jurisdiction over it and the subject matter. The settlement is now being processed by the Commission.

The Company is pleased to have reached a voluntary agreement with the Division, looks forward to entry of the final settlement Order, and, thereafter, to promptly filing a new registration statement to register its securities.

ITEM 5.02 Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2018, the Company appointed Christopher Wanzel as Vice President of Strategic Development. His employment contract provides that he will be paid EUR 4,000 per month (“Fees”) plus monthly target based incentive stock compensation (“Incentive Compensation”) in the form of the Company’s Series B preferred shares that may not exceed an aggregate maximum value of Fees and Incentive Compensation of EUR 6,000 in any given month.

On November 16, 2018, the Company appointed Jörg Zirlewagen to act as Vice President, Worldwide Director of Project Development. His employment contract provides he will be paid 6,000 shares each month of the Company’s Series B preferred shares.

On May 7, 2018, the Company appointed Marc-André Lévesque to act as Vice President of Project Development - North America. His new employment agreement provides he will be paid $180,000 per year plus incentive bonus compensation based upon achievement of agreed performance targets.

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ITEM 8.01 Other Events.

New Headquarters in Rockefeller Center, New York, USA

On or about September 11, 2018, the Board of Directors resolved to relocate the Company’s corporate headquarters to offices located at 630 Fifth Avenue, 20th Floor, Rockefeller Center, New York, NY 10111. The Company entered into an office services agreement on August 1, 2018. The Company filed for authority to do business in New York and is currently transitioning the recordation and notification of its headquarters address change to all relevant persons, contract parties and authorities,

Swarovski Towers, Dubai, UAE

As previously reported in our Form 8-K filed December 26, 2017, in December 2017, ROI Land Investments Ltd. (“ROI” or the “Company”) entered into a Design & Licensing Agreement (“DLA”) with Swarovski Brand License AG (“Swarovski”) providing ROI with an exclusive license to design and to develop the Swarovski Towers building in the Dubai (United Arab Emirates) territory.

Through its wholly-owned subsidiaries in the United Arab Emirates, the Company currently holds 25% equity interests in FL2 Holdings Limited (“FL2”), a Dubai UAE company. This equity position will be earned in consideration of providing up to $32 million in loans, of which the Company has already invested approximately US$16 million. The Company may bring its equity holdings up to 35% for lending up to an additional $8 million for a total of $40 million. FL2 will act as sub-licensee of the Company for rights under the DLA to develop Swarovski Towers on land presently being transferred to FL2. The subject land was appraised in April 2018 at a value of approximately US$92 million (AED 338 million).

The Development will consist of a 5-star luxury hotel and branded residences, the first of its kind Swarovski branded hotel and residences in the world. Tower 1 is planned as G+30 floors and will be comprised by (i) a 5-star luxury hotel with 110 deluxe Rooms and 10 Suites (22,525 sqm), and (ii) 59 one-bedroom and 36 two-bedroom branded serviced apartments (19,881 sqm). Tower 2 is planned as G+32 floors of 148 branded residences (45,740 sqm).

The building site of 5,205 sqm, is on Burj Khalifa Boulevard, in downtown Dubai, approximately 800m away from the Dubai Mall and the Burj Khalifa, and approximately 15 km drive from Dubai International Airport. It is a large-scale, mixed-use development within Dubai’s master plan, and on the border of Business Bay.

AMARA Real Estate Developers LLC (“Amara”), registered with the Department of Economic Development in Dubai, has been engaged by FL2 as local developer. A Property Development Agreement was signed with Amara in June 2018, and the construction tendering process is currently underway. Construction is projected to begin on or before the first quarter of 2019. Project management is provided by Drees & Sommer Group. Architecture is provided by VX Studio, headquartered in Dubai, a globally renowned architectural design firm.

About ROI Land Investments Ltd.

ROI’s goal is to create innovative, high-yield real estate investment opportunities in the world’s most promising markets. Our intensive due diligence, research and selection process combines ROI’s extensive global experience with deep local expertise. Our teams across North America, Europe, and Asia seek out superior real estate development projects that meet a powerful set of proprietary yield and risk criteria. The global ROI portfolio ranges from raw land and pre-development stage buildings to fully realized mixed-use projects, each carefully designed to deliver value without excess risk.

www.roilandinvestments.com

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SAFE HARBOR AND INFORMATIONAL STATEMENT

This press release may contain forward-looking information, including all statements that are not statements of historical fact regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things: (i) the company’s financing plans; (ii) trends affecting the company’s financial conditions or results of operations; (iii): the company’s growth strategy and operating strategy; and (iv) the declaration and payment of dividends. The words “may,” “would,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “intend” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, many of which are beyond the company’s ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including the risk disclosed in the company’s statements and reports filed with the OTC Markets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2018	ROI LAND INVESTMENTS LTD.

	By:	/s/ Martin Scholz
Martin Scholz Chief Executive Officer

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